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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549




                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 22, 2000

                          FRIEDE GOLDMAN HALTER, INC.
             (Exact name of registrant as specified in its charter)


           Mississippi                        0-22595                     64-0900067
 (State or other jurisdiction of        (Commission File Number)        (I.R.S. Employer
 incorporation or organization)                                         Identification No.)

                                     13085 Industrial Seaway Road
                                      Gulfport, Mississippi 39503
                                         (Address of principal
                                           executive offices
                                             and zip code)

                                            (228) 896-0029
                                    (Registrant's telephone number,
                                         including area code)

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ITEM 5.   OTHER EVENTS

     On February 22, 2000, the Company issued a press release (the "Press Release") announcing that it anticipates reporting a loss for the fourth quarter and its fiscal year ended December 31, 1999 and that it plans to release earnings on March 15, 2000. It also announced that it had entered into a letter of intent to sell the yacht division of its Vessels segment.

     For additional information, reference is made to the Press Release, a copy of which is attached as an exhibit hereto.


Item 7.  Financial Statements and Exhibits

     ( c )

     Exhibit 99.1   Press Release of Registrant dated February 22, 2000




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  FRIEDE GOLDMAN HALTER, INC.


Date: February 22, 2000

                                  By:/s/Rick S. Rees
                                     _____________________________________
                                     Rick S. Rees
                                      Executive Vice President and
                                       Chief Financial Officer




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                                  EXHIBIT INDEX

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
          Exhibit No.                                       Description
--------------------------------   -------------------------------------------------------------

     *99.1                         Press Release of Registrant dated February 22, 2000
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___________________
* Filed herewith.